                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-08671
                                                      ---------

                 EATON VANCE ADVISERS SENIOR FLOATING RATE FUND
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   November 30
                                   -----------
                             Date of Fiscal Year End

                                November 30, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

       [logo]
     EATON VANCE
-------------------
Managed Investments

                                                               [graphic omitted]

Annual Report November 30, 2003

[graphic omitted]

                                  EATON VANCE
                                    ADVISERS
                                     SENIOR
                                 FLOATING-RATE
                                      FUND

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

    For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                               -----------------

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

--------------------------------------------------------------------------------
From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

LETTER TO SHAREHOLDERS

[photo of Scott H. Page]
Scott H. Page
President

Eaton Vance Advisers Senior Floating-Rate Fund had a total return of 7.46% for the year ended November 30, 2003. That return was the result of shareholder distributions of $0.299 per share from net investment income and an increase in net asset value from $8.84 on November 30, 2002 to $9.19 on November 30, 2003. Based on the Fund's closing net asset value per share of $9.19 on November 30, 2003, the Fund's distribution rate was 2.95%.(1) The Fund's SEC 30-day yield at November 30 was 3.00%.(2)

THE LOAN MARKET REBOUNDED IN 2003, REFLECTING A STRONGER ECONOMY AND IMPROVED CREDIT CONDITIONS...

The year ended November 30, 2003, was dominated by momentous global events, continuing concerns about corporate governance issues and a resurgence in the equity markets. Economically, the year brought signs of a strong recovery in the U.S. economy, a trend reflected in improving credit conditions and solid loan market performance. Loan returns exceeded those of last year, when the Federal Reserve was in the midst of a series of interest rate cuts. Stronger economic growth, combined with productivity gains and a greater cost-consciousness, have contributed to improving credit conditions for many corporate borrowers. Accordingly, loan returns were strongly positive. The Fund maintained an attractive yield advantage over short-term, fixed-income vehicles, such as bank money market accounts and 3-month certificates of deposit, which offered rates of 1.27% and 1.04%, respectively, at November 30, 2003, according to Bank Rate Monitor. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund does not offer daily liquidity, and its principal value and return can fluctuate with changing market conditions.(3)

IN A TRANSITIONAL PERIOD, LOAN MARKET VOLATILITY REMAINED VERY LOW...

Importantly, the Fund's volatility during the past three years remained well below that of many other asset classes. Moreover, we believe that an improving economy should provide a continuing favorable climate for the loan market in the coming year. Eaton Vance Advisers Senior Floating-Rate Fund will continue to offer investors a unique way to participate in a stronger economyand a potential hedge against rising rates. In the following pages, co-portfolio manager Payson Swaffield and I discuss trends in the loan market and the Fund during the past year.

    Sincerely,

/s/ Scott H. Page

    Scott H. Page
    President
    January 14, 2004

--------------------------------------------------------------------------------
FUND INFORMATION
as of November 30, 2003

PERFORMANCE(4)
-------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One year                                               7.46%
Five years                                             4.07
Life of Fund (3/20/98)                                 4.44

SEC Average Annual Total Returns
-------------------------------------------------------------
One year                                               7.46%
Five years                                             4.07
Life of Fund (3/20/98)                                 4.44

TEN LARGEST HOLDINGS(5)
-------------------------------------------------------------
Rite-Aid Corp.                                         1.0%
Hilton Head Communications                             1.0
Community Health Systems, Inc.                         1.0
Federal-Mogul Corp.                                    1.0
Lamar Media Corp.                                      0.9
SPX Corp.                                              0.9
Huntsman International                                 0.9
Trizec Properties, Inc.                                0.9
CenterPoint Energy, Inc.                               0.8
Polymer Group, Inc.                                    0.8

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) The Fund makes mandatory quarterly repurchases at net asset value for a portion of the outstanding shares. Investors, therefore, should be financially comfortable with the lack of liquidity and the possibility that shares may be repurchased on a pro-rata basis. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. The Fund has no sales charge. (5) Ten Largest Holdings account for 9.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
--------------------------------------------------------------------------------

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

MANAGEMENT DISCUSSION

[photo of Scott H. Page]
    Scott H. Page

[photo of Payson F. Swaffield]
    Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Senior Debt Portfolio.

Q:  Scott, how would you describe the loan market during the past year?

A: Mr. Page: The loan market has benefited from a stronger economy. Long-beleaguered industrial and technology companies have begun - at last - to see an increase in orders in response to a renewal of capital spending. In addition, companies that cut costs and restructured their debt during the economic slowdown are now beginning to see the benefits of those moves, as business activity appears to be gathering steam. Finally, consumer and investor confidence has increased, as corporate governance issues are being addressed by regulators and businesses alike. Together, these trends contributed to a better credit climate and a stronger loan market during 2003.

Q: Payson, how would you characterize the Fund's performance in this environment?

A: Mr. Swaffield: The Fund posted a solidly positive total return in the fiscal year ended November 30, 2003. In a low interest rate environment, the Fund outperformed most short-term investment vehicles. The Fund underperformed its benchmark, the CSFB Leveraged Loan Index.(1) That underperformance was the result of a lower exposure to the telecom and technology areas, which staged a recovery after having performed very poorly in previous years. While the inclusion of these sectors might provide a short-term boost, we believe they represent an added risk if the markets were to suffer a reversal.

    It's important to note that the Fund's performance has historically been characterized by low volatility, due in part to our strict investment standards.

Five Largest Industry Weightings(2)
------------------------------------------------------
Cable Television                                  5.8%
Chemicals                                         5.7%
Real Estate                                       5.6%
Manufacturing                                     5.6%
Auto Components                                   5.0%

Portfolio Overview(2)
------------------------------------------------------
Total net assets                         $3.38 billion
Number of borrowers                                306
Industries represented                              50
Days to interest rate reset                    48 days
Average size per borrowing               $9.68 million
As % of total net assets                         0.29%

(1) The CSFB Leveraged Loan Index is a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. It is not possible to invest in an Index.

(2) Five Largest Industry Weightings account for 27.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Industry Weightings and Portfolio Overview are as of 11/30/03 and are subject to change due to active management.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

MANAGEMENT DISCUSSION CONT'D

Q:  How have you positioned the Portfolio in recent months?

A: Mr. Page: We continued our efforts at diversification across industry sectors.(1) The Portfolio had an exposure to the expanding economy - such as containers and packaging and diversified manufacturing - as well as to non-GDP- sensitive areas - such as cable television and health care. The Portfolio included 306 borrowers across 50 industries, with no sector larger than 6% of the Portfolio. From a sector standpoint, cable television was the Portfolio's largest weighting, followed by chemicals, real estate manufacturing and auto components.

    During the period, we maintained our conservative investment criteria, demanding what we believe to be good collateral and adequate cash flow. Adhering to strict investment standards has served the Portfolio well in both strong and weak economic scenarios.

Q: How did the loan market fare relative to high-grade bonds during the past year?

A: Mr. Swaffield: The loan market outperformed the high-grade bond market - as measured by the Lehman Aggregate Bond Index(2) - during the past year, primarily due to higher market prices for loans causing net asset value appreciation, which reflected steadily improving credit conditions. Moreover, such relatively favorable performance came despite no increase in LIBOR, the London-Interbank Offered Rate, which is the base rate for many floating-rate loans. An increase in LIBOR, which typically moves with the Federal Funds rate, would generally benefit loans, while hurting bonds.

    And, as the economy has strengthened, the prospect of a hike in interest rates has increased. To date, the Fed has maintained its accommodative monetary policy, having lowered its benchmark Federal Funds rate to 1.00% in June. However, with commodity prices rising and spending by consumers and businesses alike starting to pick up steam, the Fed may raise rates if it detects an overheating of the economy. Accordingly, we believe that the risk profile of bonds has increased.

Q:  How does the loan market view the prospect of higher rates?

A: Mr. Page: Floating rate loans are unique in that they have historically rewarded investors in a rising rate environment. Loans have reset provisions, which means they can be adjusted periodically in response to changes in the underlying rate environment. Generally, loan interest rates are reset every 50- 70 days to reflect movements in LIBOR.

    At November 30, 2003, the Portfolio had a days-to-reset average of 48 days. That gives us the flexibility of being able to adjust fairly rapidly to changing interest rates. In a rising rate climate, that represents a major advantage over fixed-rate bonds. While loan returns generally increase as rates rise, bond returns tend to decrease.

Q: You indicated that the Portfolio had an exposure to the growing economy. Could you expand on that theme?

A: Mr. Swaffield: Yes. Among its largest holdings, the Portfolio had investments in companies that we believe are likely to be direct beneficiaries of an economic recovery. Real estate represented a significant investment, at 5.6% of the Portfolio. Holdings in the sector were well-diversified among companies that manage properties in the retail, apartment and commercial office segments.

    In the advertising area, the Portfolio had an investment in the one of the largest operators of outdoor advertising. The company operates in three major businesses: billboard advertising, transit advertising and logo signage. With customers in the auto, travel, retailing, restaurant, entertainment and financial services areas, the company is well situated to benefit from an increase in advertising budgets in those businesses. In addition to generating good organic growth, the company has followed an aggressive acquisition strategy in recent years amid an industry consolidation.


(1) The Fund is a non-diversified investment.

(2) The Lehman Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. It is not possible to invest directly in an index.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

MANAGEMENT DISCUSSION CONT'D

    Elsewhere, the Portfolio had investments in several specialty and commodity chemical companies that we believe are well-positioned to benefit from a stronger economy. One investment involved one of the largest manufacturers of base commodity chemicals, such as ethylene, propylene and polyurethene, key inputs used in the manufacture of plastics.

    One specialty chemical company produces nonwoven textiles that are used to manufacture consumer care products, such as disposable diapers and medical and hygene-related products - markets that are not dependent on the overall economy.

Q:  Where did the Portfolio invest in non-economically-sensitive sectors?

A: Mr. Page: The Portfolio had investments in sectors such as drug retailing, health care and cable television, areas where, historically, growth has been generally less dependent on the fluctuations in the economy. In the health care sector, the Portfolio had an investment in a nationwide operator of acute care hospitals. The company operates 63 facilities in 22 states, primarily in non- urban areas, where it is typically the primary health care facility. The company offers a broad range of inpatient and outpatient medical services.

    In the cable television area, the Portfolio had investments in several of the nation's leading cable and satellite broadcasting services. For example, one such company registered 20% revenue growth in 2003, driven by strong subscriber growth and an impressive increase in per-subscriber revenues. The company's all digital programming has been a success with consumers.

Q:  Were there any sectors whose performance impeded the Fund's performance?

A: Mr. Swaffield: There were no sectors that specifically hurt the Fund's performance. However, as I indicated previously, the Fund underperformed its benchmark during the year due to its underweighting in the technology and telecom sectors. Those sectors declined sharply during last year's market decline and, not surprisingly, rebounded more dramatically than the broad market as the economy has recovered in 2003.

--------------------------------------------------------------------------------
The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
--------------------------------------------------------------------------------

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in EV Advisers Senior Floating-Rate Fund vs. the CSFB Leveraged Loan Index*

March 31, 1998 - November 30, 2003

                        EV Advisors Senior         CSFB Leveraged
             Date       Floating-Rate Fund           Loan Index
--------------------------------------------------------------------------------
            3/31/1998       $10,000                   $10,000
            4/30/1998        10,081                    10,079
            5/31/1998        10,139                    10,150
            6/30/1998        10,198                    10,219
            7/31/1998        10,268                    10,275
            8/31/1998        10,329                    10,294
            9/30/1998        10,378                    10,247
           10/31/1998        10,437                    10,161
           11/30/1998        10,493                    10,233
           12/31/1998        10,541                    10,334
            1/31/1999        10,600                    10,361
            2/28/1999        10,641                    10,316
            3/31/1999        10,699                    10,379
            4/30/1999        10,756                    10,454
            5/31/1999        10,814                    10,588
            6/30/1999        10,861                    10,684
            7/31/1999        10,922                    10,755
            8/31/1999        10,985                    10,716
            9/30/1999        11,036                    10,691
           10/31/1999        11,089                    10,676
           11/30/1999        11,132                    10,745
           12/31/1999        11,167                    10,818
            1/31/2000        11,237                    10,924
            2/29/2000        11,303                    10,960
            3/31/2000        11,341                    10,873
            4/30/2000        11,400                    10,913
            5/31/2000        11,474                    11,004
            6/30/2000        11,537                    11,071
            7/31/2000        11,570                    11,150
            8/31/2000        11,591                    11,208
            9/30/2000        11,644                    11,244
           10/31/2000        11,641                    11,250
           11/30/2000        11,634                    11,275
           12/31/2000        11,607                    11,353
            1/31/2001        11,687                    11,421
            2/28/2001        11,757                    11,521
            3/31/2001        11,783                    11,534
            4/30/2001        11,787                    11,485
            5/31/2001        11,877                    11,623
            6/30/2001        11,860                    11,637
            7/31/2001        11,920                    11,667
            8/31/2001        11,977                    11,760
            9/30/2001        11,889                    11,535
           10/31/2001        11,817                    11,355
           11/30/2001        11,864                    11,534
           12/31/2001        11,912                    11,654
            1/31/2002        11,942                    11,718
            2/28/2002        11,941                    11,673
            3/31/2002        12,008                    11,808
            4/30/2002        12,073                    11,935
            5/31/2002        12,085                    11,926
            6/30/2002        12,032                    11,747
            7/31/2002        11,970                    11,569
            8/31/2002        11,933                    11,535
            9/30/2002        11,934                    11,560
           10/31/2002        11,842                    11,405
           11/30/2002        11,921                    11,601
           12/31/2002        11,987                    11,783
            1/31/2003        12,066                    11,943
            2/28/2003        12,098                    12,005
            3/31/2003        12,120                    12,044
            4/30/2003        12,250                    12,214
            5/31/2003        12,352                    12,377
            6/30/2003        12,482                    12,552
            7/31/2003        12,558                    12,638
            8/31/2003        12,590                    12,665
            9/30/2003        12,663                    12,792
           10/31/2003        12,738                    12,907
           11/30/2003        12,811                    13,001

        PERFORMANCE**
        -------------------------------------------------------------

        Average Annual Total Returns (at net asset value)
        -------------------------------------------------------------
        One year                                               7.46%
        Five years                                             4.07
        Life of Fund (3/20/98)                                 4.44

        SEC Average Annual Total Returns
        -------------------------------------------------------------
        One year                                               7.46%
        Five years                                             4.07
        Life of Fund (2/24/95)                                 4.44

* Sources: Credit Suisse First Boston LLC; Thomson Financial. Investment operations commenced 3/20/98. The chart uses closest month-end after inception. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index - a representative index of tradable, senior, secured, U.S. dollar- denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Fund has no sales charge.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2003

ASSETS
------------------------------------------------------------------------------
Investment in Senior Debt Portfolio, at value
  (identified cost, $49,445,206)                               $    48,283,542
Receivable for Fund shares sold                                         91,706
Receivable from the Administrator                                       14,901
------------------------------------------------------------------------------
Total assets                                                   $    48,390,149
------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------
Dividends payable                                              $        48,662
Payable to affiliate for Trustees' fees                                     24
Accrued expenses                                                        71,009
------------------------------------------------------------------------------
Total liabilities                                              $       119,695
------------------------------------------------------------------------------
Net Assets for 5,253,391 shares of
  beneficial interest outstanding                              $    48,270,454
------------------------------------------------------------------------------

SOURCES OF NET ASSETS
------------------------------------------------------------------------------
Paid-in capital                                                $    64,346,519
Accumulated net realized loss from Portfolio
  (computed on the basis of
  identified cost)                                                 (14,914,886)
Accumulated undistributed net investment income                            485
Net  unrealized depreciation from Portfolio
  (computed on the basis of identified cost)                        (1,161,664)
------------------------------------------------------------------------------
Total                                                          $    48,270,454
------------------------------------------------------------------------------

Net Asset Value, Offering Price and
Redemption Price Per Share
------------------------------------------------------------------------------
($48,270,454 / 5,253,391 shares
  of beneficial interest outstanding)                          $          9.19
------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended November 30, 2003

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest allocated from Portfolio                              $     2,344,651
Expenses allocated from Portfolio                                     (256,027)
------------------------------------------------------------------------------
Net investment income from Portfolio                           $     2,088,624
------------------------------------------------------------------------------

EXPENSES
------------------------------------------------------------------------------
Administration fee                                             $       176,105
Trustees' fees and expenses                                              1,428
Service fees                                                           125,488
Transfer and dividend disbursing agent fees                             42,060
Printing and postage                                                    20,975
Legal and accounting services                                           16,177
Registration fees                                                       14,065
Custodian fee                                                            9,921
Miscellaneous                                                              602
------------------------------------------------------------------------------
Total expenses                                                 $       406,821
------------------------------------------------------------------------------

Deduct --
  Allocation of expenses to the Administrator                  $        14,901
------------------------------------------------------------------------------
Total expense reductions                                       $        14,901
------------------------------------------------------------------------------
Net expenses                                                   $       391,920
------------------------------------------------------------------------------
Net investment income                                          $     1,696,704
------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment  transactions (identified cost basis)             $    (3,021,722)
------------------------------------------------------------------------------
Net realized loss                                              $    (3,021,722)
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                          $     4,859,917
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           $     4,859,917
------------------------------------------------------------------------------

Net realized and unrealized gain                               $     1,838,195
------------------------------------------------------------------------------

Net increase in net assets from operations                     $     3,534,899
------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                                          Year Ended         Period Ended      Year Ended
INCREASE (DECREASE)                                       November 30,       November 30,      December 31,
IN NET ASSETS                                             2003               2002(1)           2001
---------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                   $     1,696,704    $     3,023,036    $     8,781,538
  Net realized loss                                            (3,021,722)        (3,449,797)        (5,882,512)
  Net change in unrealized appreciation
   (depreciation)                                               4,859,917            771,017          1,117,080
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $     3,534,899    $       344,256    $     4,016,106
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                              $    (1,684,753)   $    (3,039,937)   $    (8,809,613)
---------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $    (1,684,753)   $    (3,039,937)   $    (8,809,613)
---------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                            $     7,868,265    $     7,033,292    $    23,746,204
  Net asset value of shares issued to shareholders
   in payment of distributions declared                           899,332          1,589,349          4,875,417
  Cost of shares redeemed                                     (22,677,407)       (53,671,856)      (121,542,718)
---------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $   (13,909,810)   $   (45,049,215)   $   (92,921,097)
---------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                $   (12,059,664)   $   (47,744,896)   $   (97,714,604)
---------------------------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------------
At beginning of year                                      $    60,330,118    $   108,075,014    $   205,789,618
---------------------------------------------------------------------------------------------------------------
At end of year                                            $    48,270,454    $    60,330,118    $   108,075,014
---------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME INCLUDED IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
At end of year                                            $           485    $       (11,466)   $        14,453
---------------------------------------------------------------------------------------------------------------

(1) For the eleven-month period ended November 30, 2002.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                         Year Ended   Period Ended
                                         November 30,  November 30,           Year Ended December 31,
                                        ------------------------------------------------------------------------------
                                             2003      2002(1)(2)        2001          2000        1999     1998(1)(3)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period      $ 8.840     $ 9.170        $  9.510     $  9.900     $  9.990     $10.000
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment income                       $ 0.301     $ 0.339        $  0.586     $  0.774     $  0.668     $ 0.531
Net realized and unrealized gain (loss)       0.348      (0.331)         (0.340)      (0.391)      (0.094)     (0.002)
-------------------------------------------------------------------------------------------------------------------------
Total income from operations                $ 0.649     $ 0.008        $  0.246     $  0.383     $  0.574     $ 0.529
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                  $(0.299)    $(0.338)       $ (0.586)    $ (0.773)    $ (0.664)    $(0.539)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                         $(0.299)    $(0.338)       $ (0.586)    $ (0.773)    $ (0.664)    $(0.539)
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year              $ 9.190     $ 8.840        $  9.170     $  9.510     $  9.900     $ 9.990
-------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                7.46%       0.07%           2.63%        3.94%        5.93%       5.41%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)     $48,270     $60,330        $108,075     $205,790     $223,485     $57,273
Ratio (As a percentage of average daily
  net assets):
  Net operating expenses(5)                    1.28%       1.19%(6)        1.19%        1.19%        1.19%       1.40%(6)
  Interest expense(5)                          0.01%       0.01%(6)        0.01%        0.01%        0.01%       0.01%(6)
  Net investment income                        3.38%       4.09%(6)        6.43%        7.91%        6.75%       6.60%(6)
Portfolio Turnover of the Portfolio              47%         42%             33%          47%          64%         56%
-------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

  Operating expenses(5)                        1.31%       1.25%(6)        1.25%        1.22%        1.31%       1.57%(6)
  Interest expense(5)                          0.01%       0.01%(6)        0.01%        0.01%        0.01%       0.01%(6)
  Net investment income                        3.35%       4.03%(6)        6.37%        7.87%        6.62%       6.43%(6)
Net investment income per share             $ 0.298     $ 0.334        $  0.581     $  0.771     $  0.655     $ 0.517
-------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the eleven-month period ended November 30, 2002.
(3) For the period from the start of business, March 20, 1998, to December 31, 1998.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolio's allocated expenses.
(6) Annualized.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) was formed under a Declaration of Trust dated February 19, 1998. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.4% at November 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At November 30, 2003, the Fund, for federal income tax purposes had a capital loss carryover of $14,654,913 which will expire on November 30, 2007 ($313,266), November 30, 2008 ($2,259,305), November 30, 2009 ($5,827,775), November 30, 2010
  ($3,371,301), and November 30, 2011 ($2,883,266). This amount will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

  D Other -- Investment transactions are accounted for on a trade-date basis.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
  The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Fund (which may only be changed by shareholder vote) that the Fund will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of January, April, July and October and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally will be made no later than 7 days after the repurchase pricing date. Shareholders will be sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. During the year ended November 30, 2003, the Fund made four repurchase offers as follows:

                               Repurchase                    Amount
                              Offer Amount                 Repurchased
    Repurchase          ---------------------------  -------------------------
    Request Deadline     Shares          Amount       Shares        Amount
    --------------------------------------------------------------------------

    January 23, 2003     10,623,272    $ 94,334,655     834,535    $ 7,410,674
    April 4, 2003         9,817,326      87,276,029     939,447      8,351,663
    July 22, 2003         9,194,430      83,577,364     429,444      3,903,647
    October 22, 2003      8,874,378      81,111,815     329,478      3,011,423
    --------------------------------------------------------------------------
    Total                38,509,406    $346,299,863   2,532,904    $22,677,407
    --------------------------------------------------------------------------
      All transactions in Fund shares were as follows:

                               Year Ended      Period Ended      Year Ended
                              November 30,     November 30,     December 31,
                             -------------------------------------------------
                                  2003            2002(1)           2001
    --------------------------------------------------------------------------
    Sales                        865,138          773,750        2,522,934

    Issued to shareholders
      electing to receive
      payments of
      distributions in Fund
      shares                      99,886          175,597          519,306
    Repurchases               (2,532,904)      (5,918,947)     (12,892,510)
    --------------------------------------------------------------------------
     Net decrease                (1,567,880)      (4,969,600)      (9,850,270)
    --------------------------------------------------------------------------
    (1) For the eleven-month period ended November 30, 2002.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.35% of the average daily gross assets of the Portfolio attributable to the Fund. For the year ended November 30, 2003, the fee amounted to $176,105. To enhance the net income of the Fund, $14,901 of the Fund's expenses were allocated to EVM for the year ended November 30, 2003. The Portfolio has engaged Boston
  Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial
  Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended November 30, 2003, EVM earned $3,365 in sub-transfer agent fees.

  Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Service Plan
--------------------------------------------------------------------------------
  The Fund pays service fees pursuant to a Service Plan (the Plan) designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, investment dealers or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended November 30, 2003 in the amount of $125,488. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Investment Transaction
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the year ended November 30, 2003 aggregated $7,793,121 and $23,896,697, respectively.

7 Fiscal Year End Change
--------------------------------------------------------------------------------
  Effective October 21, 2002 the Fund changed its fiscal year end to November 30, 2002.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Eaton Vance
 Advisers Senior Floating-Rate Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 2003, the period from January 1, 2002 to November 30, 2002 and the year ended December 31, 2001, and the financial highlights for the year ended November 30, 2003, the period from January 1, 2002 to November 30, 2002, for each of the three years in the period ended December 31, 2001 and for the period from the start of business, March 20, 1998, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 21, 2004

Senior Debt Portfolio as of November 30, 2003

PORTFOLIO OF INVESTMENTS
(Expressed in United States Dollars)

Senior, Floating Rate Interests -- 85.8%(1)

Principal
Amount               Borrower/Tranche Description                   Value
------------------------------------------------------------------------------

Advertising -- 0.9%
------------------------------------------------------------------------------
               Lamar Media Corp.
$  31,750,000  Term Loan, Maturing June 30, 2010               $    32,074,104
------------------------------------------------------------------------------
                                                               $    32,074,104
------------------------------------------------------------------------------

Aerospace and Defense -- 1.1%
------------------------------------------------------------------------------
               Alliant Techsystems, Inc.
$  18,614,255  Term Loan, Maturing April 20, 2009              $    18,790,700
               Transdigm, Inc.
    2,500,000  Term Loan, Maturing July 22, 2010                     2,530,860
               United Defense Industries, Inc.
   15,159,235  Term Loan, Maturing June 30, 2009                    15,228,270
------------------------------------------------------------------------------
                                                               $    36,549,830
------------------------------------------------------------------------------

Air Freight & Couriers -- 0.3%
------------------------------------------------------------------------------
              Piedmont
$  4,680,432  Term Loan, Maturing July 23, 2006                $    4,633,627
   4,680,442  Term Loan, Maturing July 23, 2007                     4,633,638
------------------------------------------------------------------------------
                                                               $    9,267,265
------------------------------------------------------------------------------

Auto Components -- 5.0%
------------------------------------------------------------------------------
              Accuride Corp.
$  6,420,000  Term Loan, Maturing September 30, 2004           $    6,478,852
   9,100,000  Term Loan, Maturing June 13, 2007                     9,156,875
              American Axle & Manufacturing, Inc.
   8,767,698  Term Loan, Maturing April 30, 2006                    8,795,097
              Collins & Aikman
   1,123,166  Term Loan, Maturing December 31, 2004                 1,108,191
   6,330,311  Term Loan, Maturing December 31, 2005                 6,307,364
              Dura Operating Corp.
   1,488,693  Term Loan, Maturing March 31, 2007                    1,500,325
              Exide Corp.
  10,000,000  DIP Loan, Maturing February 15, 2004                  9,850,000
  13,834,226  Term Loan, Maturing March 18, 2005(2)                 9,891,472
   6,910,178  Revolving Loan, Maturing March 18, 2005(2)            4,940,777
   1,583,621  Term Loan, Maturing March 18, 2005(2)                 1,132,289
              Federal-Mogul Corp.
   3,731,418  Term Loan, Maturing February 24, 2004                 3,249,834
  15,351,062  Term Loan, Maturing February 24, 2004                15,312,684
  10,053,646  Revolving Loan, Maturing February 24, 2004           10,003,378
   6,000,000  Term Loan, Maturing February 24, 2005                 5,265,000
              HLI Operating Co., Inc.
  10,224,375  Term Loan, Maturing June 3, 2009                     10,355,380
              J.L. French Automotive Castings, Inc.
   7,367,866  Term Loan, Maturing November 30, 2006                 7,128,410
              Metaldyne, Inc.
  14,977,062  Term Loan, Maturing December 31, 2009                14,870,980
              Safelite Glass Corp.
   1,954,707  Term Loan, Maturing June 30, 2008                     1,935,160
   3,143,768  Term Loan, Maturing June 30, 2008                     3,108,400
              Tenneco Automotive
   2,657,989  Term Loan, Maturing December 31, 2007                 2,675,710
   2,657,989  Term Loan, Maturing December 31, 2008                 2,675,710
              The Goodyear Tire & Rubber Co.
  10,500,000  Term Loan, Maturing March 31, 2006                   10,591,875
              TRW Automotive Holdings Corp.
   3,421,951  Term Loan, Maturing February 28, 2010                 3,453,320
  18,400,000  Term Loan, Maturing February 28, 2011                18,596,770
              United Components, Inc.
   1,732,500  Term Loan, Maturing June 30, 2010                     1,747,659
-----------------------------------------------------------------------------
                                                               $  170,131,512
-----------------------------------------------------------------------------

Broadcast Media -- 3.8%
-----------------------------------------------------------------------------
              Block Communications
$  4,229,490  Term Loan, Maturing November 30, 2009            $    4,269,141
              CanWest Media, Inc.
  17,062,051  Term Loan, Maturing May 15, 2009                     17,248,676
              Citadel Communications Corp.
     248,800  Term Loan, Maturing March 31, 2006                      249,577
              Comcorp Broadcasting, Inc.
   5,161,797  Term Loan, Maturing June 30, 2007                     5,135,988
              Cumulus Media, Inc.
   7,363,000  Term Loan, Maturing March 28, 2010                    7,455,037
              Discovery Communications, Inc.
   1,592,878  Revolving Loan, Maturing December 31, 2004            1,505,270
  13,400,000  Term Loan, Maturing December 31, 2005                13,391,625
              Emmis Communication Corp.
  11,775,370  Term Loan, Maturing August 31, 2009                  11,922,562
              Gray Television, Inc.
   4,000,000  Term Loan, Maturing December 31, 2010                 4,043,500
              Lin Television Corp.
   1,310,714  Term Loan, Maturing December 31, 2007                 1,323,353
   1,164,286  Term Loan, Maturing December 31, 2007                 1,174,959
              Nexstar Finance, LLC
     594,595  Term Loan, Maturing December 31, 2010                   595,524
   1,405,405  Term Loan, Maturing December 31, 2010                 1,413,751
              PanAmSat Corp.
   3,000,000  Term Loan, Maturing September 30, 2010                3,033,126
              Paxson Communications Corp.
   7,578,125  Term Loan, Maturing June 30, 2006                     7,611,279
              Radio One, Inc.
   8,637,757  Term Loan, Maturing June 30, 2007                     8,518,988
              Sinclair Television Group, Inc.
  18,852,920  Term Loan, Maturing December 31, 2009                19,021,258
              Susquehanna Media Co.
  20,941,051  Term Loan, Maturing June 30, 2008                    21,150,461
-----------------------------------------------------------------------------
                                                               $  129,064,075
-----------------------------------------------------------------------------

Cable Television -- 5.8%
-----------------------------------------------------------------------------
              Adelphia
$  2,602,029  DIP Loan, Maturing June 25, 2004                 $    2,625,882
              Bresnan Communications, LLC
   4,500,000  Term Loan, Maturing September 30, 2010                4,535,861
              Century Cable Holdings, LLC
   2,000,000  Term Loan, Maturing December 31, 2009(3)              1,727,500
              Charter Communications Operating, LLC
   6,666,667  Term Loan, Maturing March 18, 2007                    6,393,753
   1,994,937  Term Loan, Maturing March 18, 2008                    1,930,225
   3,907,827  Term Loan, Maturing September 18, 2008                3,768,610
              Charter Communications VI
  12,575,513  Term Loan, Maturing June 30, 2008                    12,096,071
              Charter Communications VIII
  13,632,950  Term Loan, Maturing February 2, 2008                 13,241,002
              Classic Cable, Inc.
  11,259,495  Term Loan, Maturing January 16, 2006                 10,978,008
   5,022,984  Term Loan, Maturing January 16, 2008                  4,897,410
     954,867  Revolving Loan, Maturing January 16, 2008               930,995
              CSG Systems Intl, Inc.
   6,575,833  Term Loan, Maturing December 31, 2007                 6,512,132
              DirectTV Holdings, LLC
  22,000,000  Term Loan, Maturing March 6, 2010                    22,147,136
              Falcon Holding Group, L.P.
     808,955  Revolving Loan, Maturing December 31, 2005              766,485
   9,246,697  Term Loan, Maturing June 29, 2007                     8,853,712
  16,657,281  Term Loan, Maturing December 31, 2007                16,032,633
              Frontiervision Operating Partners, L.P.
   1,666,667  Revolving Loan, Maturing March 31, 2005(3)            1,616,667
  13,386,316  Term Loan, Maturing March 31, 2006(3)                12,951,260
              Hilton Head Communications
  38,823,750  Term Loan, Maturing May 15, 2007                     35,086,964
              Insight Midwest Holdings, LLC
   5,650,000  Term Loan, Maturing December 31, 2009                 5,672,069
   9,600,000  Term Loan, Maturing December 31, 2009                 9,645,005
              Mediacom Southeast
   3,046,667  Revolving Loan, Maturing March 31, 2008               3,054,283
   5,922,525  Term Loan, Maturing September 30, 2008                5,937,331
              Olympus Cable Holdings, LLC
   1,000,000  Term Loan, Maturing September 30, 2010(3)               867,500
              RCN Corp.
   2,661,248  Term Loan, Maturing June 30, 2007                     2,519,316
-----------------------------------------------------------------------------
                                                               $  194,787,810
-----------------------------------------------------------------------------

Casinos and Gaming -- 2.6%
-----------------------------------------------------------------------------
              Alliance Gaming Corp.
$  8,000,000  Term Loan, Maturing September 5, 2009            $    8,070,000
              Argosy Gaming Co.
   9,775,000  Term Loan, Maturing June 30, 2008                     9,842,203
              Aztar Corp.
  15,033,237  Term Loan, Maturing June 30, 2005                    15,099,007
              Boyd Gaming Corp.
   7,159,375  Term Loan, Maturing June 24, 2008                     7,199,646
              Isle of Capri Casinos
  10,342,500  Term Loan, Maturing April 25, 2008                   10,424,113
              Marina District Finance Co.
     220,339  Revolving Loan, Maturing December 31, 2007              214,831
   6,765,537  Term Loan, Maturing December 31, 2007                 6,854,334
              Mohegan Tribal Gaming Authority
   3,150,000  Term Loan, Maturing March 31, 2008                    3,157,875
              Park Place Entertainment Corp.
   7,458,962  Revolving Loan, Maturing December 31, 2003            7,441,866
              Penn National Gaming, Inc.
     995,002  Term Loan, Maturing July 31, 2006                     1,001,589
              Pinnacle Entertainment, Inc.
   6,733,125  Term Loan, Maturing May 15, 2008                      6,766,205
              Scientific Games Corp.
   2,000,000  Term Loan, Maturing December 31, 2009                 2,030,000
              Venetian Casino Resort, LLC/Las Vegas Sands, Inc.
   1,000,000  Term Loan, Maturing June 4, 2007                      1,001,250
   8,881,306  Term Loan, Maturing June 4, 2008                      8,999,721
-----------------------------------------------------------------------------
                                                               $   88,102,640
-----------------------------------------------------------------------------

Chemicals -- 5.7%
-----------------------------------------------------------------------------
              AOC, LLC
$ 20,360,962  Term Loan, Maturing September 30, 2006           $   19,342,914
              Arteva B.V. (Kosa)
   2,109,501  Term Loan, Maturing December 31, 2005                 2,088,406
  17,999,756  Term Loan, Maturing December 31, 2006                17,954,757
              Avecia Investments, Ltd.
   2,013,959  Term Loan, Maturing June 30, 2007                     1,933,401
   4,568,961  Term Loan, Maturing June 30, 2008                     4,386,203
              CP Kelco U.S., Inc.
   6,228,554  Term Loan, Maturing March 31, 2008                    6,271,375
   2,061,207  Term Loan, Maturing September 30, 2008                2,075,378
              GEO Specialty Chemicals, Inc.
   4,550,000  Term Loan, Maturing December 31, 2007                 4,072,250
              Georgia Gulf Corp.
   8,067,513  Term Loan, Maturing May 12, 2009                      8,138,103
              Huntsman International
  14,405,658  Term Loan, Maturing June 30, 2007                    14,479,487
  14,406,269  Term Loan, Maturing June 30, 2008                    14,482,305
              Huntsman, LLC
   5,594,905  Term Loan, Maturing March 31, 2007                    5,154,306
   7,818,972  Term Loan, Maturing March 31, 2007                    7,203,228
              IMC Global, Inc.
  10,449,804  Term Loan, Maturing November 17, 2006                10,546,465
              Messer Griesham GmbH
  10,924,711  Term Loan, Maturing April 30, 2009                   11,028,266
   9,468,781  Term Loan, Maturing April 30, 2010                    9,558,536
              Nalco Co.
  17,150,000  Term Loan, Maturing November 4, 2010                 17,293,631
              NOVEON
   4,068,083  Term Loan, Maturing December 31, 2009                 4,111,306
              Polymer Group, Inc.
  28,121,954  Term Loan, Maturing December 31, 2006                28,086,801
              Resolution Performance Products, LLC
   2,236,105  Term Loan, Maturing November 14, 2008                 2,230,514
              Rockwood Specialties Group, Inc.
   3,000,000  Term Loan, Maturing July 23, 2010                     3,033,126
-----------------------------------------------------------------------------
                                                               $  193,470,758
-----------------------------------------------------------------------------

Coal -- 0.1%
------------------------------------------------------------------------------
              Peabody Energy Corp.
$  4,029,750  Term Loan, Maturing March 31, 2010               $    4,075,504
-----------------------------------------------------------------------------
                                                               $    4,075,504
-----------------------------------------------------------------------------

Commercial Services -- 3.3%
------------------------------------------------------------------------------
              Advanstar Communications, Inc.
$  1,704,441  Term Loan, Maturing November 17, 2007            $    1,704,441
              Anthony Crane Rental, L.P.
  21,789,175  Term Loan, Maturing July 20, 2006(3)                 11,722,576
              Coinmach Laundry Corp.
   2,087,304  Term Loan, Maturing July 25, 2008                     2,099,045
   9,310,000  Term Loan, Maturing July 25, 2009                     9,361,401
              Corrections Corp. of America
   7,144,538  Term Loan, Maturing March 31, 2008                    7,229,380
              Environmental Systems Products Holdings, Inc.
   6,374,984  Term Loan, Maturing December 31, 2004                 6,374,984
   7,904,413  Term Loan, Maturing December 31, 2004                 7,785,847
              Gate Gourmet Borrower, LLC
   7,550,000  Term Loan, Maturing December 31, 2008                 7,441,469
              Identity Now Holdings, LLC
   5,510,233  Term Loan, Maturing November 30, 2006(3)              5,510,233
              Interline Brands, Inc.
   4,443,750  Term Loan, Maturing November 30, 2009                 4,467,360
              Language Line, LLC
   4,000,000  Term Loan, Maturing December 31, 2008                 4,022,500
              Metokote Corp.
   4,813,940  Term Loan, Maturing November 2, 2005                  4,771,818
              Panavision International, L.P.
      94,957  Term Loan, Maturing March 31, 2004                       88,785
     656,364  Revolving Loan, Maturing May 31, 2004                   613,700
  19,878,216  Term Loan, Maturing March 31, 2005                   18,735,219
              Volume Services, Inc.
  20,144,203  Term Loan, Maturing June 30, 2004                    20,119,023
-----------------------------------------------------------------------------
                                                               $  112,047,781
-----------------------------------------------------------------------------

Communications Equipment -- 0.2%
------------------------------------------------------------------------------
              Amphenol Corp.
$  7,351,400  Term Loan, Maturing May 6, 2010                  $    7,404,242
-----------------------------------------------------------------------------
                                                               $    7,404,242
-----------------------------------------------------------------------------

Construction Materials -- 0.4%
-----------------------------------------------------------------------------
            Formica Corp.
$  465,826  Term Loan, Maturing May 1, 2004                    $      451,852
 1,381,240  Revolving Loan, Maturing May 1, 2004                    1,339,803
 8,793,297  Term Loan, Maturing April 30, 2006                      8,529,498
            NCI Building Systems, Inc.
 1,406,582  Term Loan, Maturing July 31, 2008                       1,416,253
            Truseal Technologies, Inc.
 2,394,500  Term Loan, Maturing July 1, 2004(3)                     2,394,500
-----------------------------------------------------------------------------
                                                               $   14,131,906
-----------------------------------------------------------------------------

Containers and Packaging - Metal and Glass -- 1.2%
-----------------------------------------------------------------------------
              Impress Metal Packaging Holdings B.V.
$  5,730,770  Term Loan, Maturing December 31, 2006            $    5,741,515
              Owens-Illinois, Inc.
   8,250,000  Term Loan, Maturing April 1, 2007                     8,287,381
   8,250,000  Term Loan, Maturing April 1, 2008                     8,309,301
              Silgan Holdings, Inc.
  18,118,724  Term Loan, Maturing December 31, 2008                18,239,521
-----------------------------------------------------------------------------
                                                               $   40,577,718
-----------------------------------------------------------------------------

Containers and Packaging - Paper -- 2.2%
-----------------------------------------------------------------------------
              Blue Ridge Paper Products, Inc.
$  2,036,084  Revolving Loan, Maturing March 31, 2005(3)       $    1,588,145
     204,019  Term Loan, Maturing March 31, 2005(3)                   159,135
   2,730,584  Term Loan, Maturing March 31, 2006(3)                 2,129,855
              Graphic Packaging International, Inc.
  25,500,000  Term Loan, Maturing August 8, 2009                   25,821,938
              Greif Bros. Corp.
   2,628,233  Term Loan, Maturing August 31, 2008                   2,642,312
              Impaxx, Inc.
   6,440,662  Term Loan, Maturing December 31, 2005(3)              4,122,024
              Jefferson Smurfit Corp.
     484,091  Revolving Loan, Maturing March 31, 2005                 477,435
   5,141,715  Term Loan, Maturing March 31, 2007                    5,176,530
              Port Townsend Paper Corp.
   7,166,250  Term Loan, Maturing March 16, 2007                    6,664,612
              Printpack Holdings, Inc.
   5,910,038  Term Loan, Maturing April 30, 2009                    5,937,123
              Stone Container Corp.
  15,571,310  Term Loan, Maturing June 30, 2009                    15,697,826
   2,872,468  Term Loan, Maturing June 30, 2009                     2,895,807
-----------------------------------------------------------------------------
                                                               $   73,312,742
-----------------------------------------------------------------------------

Containers and Packaging - Plastics -- 1.2%
-----------------------------------------------------------------------------
              Berry Plastics Corp.
$  3,000,000  Term Loan, Maturing July 22, 2010                $    3,007,500
   5,431,250  Term Loan, Maturing July 22, 2010                     5,485,563
              Consolidated Container Holdings, LLC
  13,929,556  Term Loan, Maturing June 30, 2007                    13,209,857
              Crown Cork & Seal Co., Inc.
  10,225,000  Term Loan, Maturing September 15, 2008               10,325,972
              Tekni-Plex, Inc.
   7,322,998  Term Loan, Maturing June 30, 2008                     7,318,421
-----------------------------------------------------------------------------
                                                               $   39,347,313
-----------------------------------------------------------------------------

Educational Services -- 0.6%
-----------------------------------------------------------------------------
              Jostens, Inc.
$  1,400,000  Term Loan, Maturing July 15, 2010                $    1,413,965
              Knowledge Learning Corp.
   5,122,000  Term Loan, Maturing May 15, 2010                      5,122,000
              Weekly Reader Corp.
  14,128,012  Term Loan, Maturing September 30, 2007               14,163,332
-----------------------------------------------------------------------------
                                                               $   20,699,297
-----------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.1%
-----------------------------------------------------------------------------
              Juno Lighting, Inc.
$  4,854,322  Term Loan, Maturing November 30, 2006            $    4,842,187
-----------------------------------------------------------------------------
                                                               $    4,842,187
-----------------------------------------------------------------------------

Entertainment -- 2.0%
-----------------------------------------------------------------------------
              AMF Bowling Worldwide, Inc.
$  1,741,748  Term Loan, Maturing February 28, 2008            $    1,750,456
              Amfac Resorts, Inc.
   8,837,472  Term Loan, Maturing September 30, 2005                8,826,425
   8,837,472  Term Loan, Maturing September 30, 2004                8,826,425
              Blockbuster Entertainment Corp.
     520,879  Revolving Loan, Maturing July 1, 2004                   516,777
  10,445,746  Term Loan, Maturing July 1, 2004                     10,433,347
              Hollywood Entertainment Corp.
   2,537,500  Term Loan, Maturing March 31, 2008                    2,555,341
              Six Flags Theme Parks, Inc.
  15,515,000  Term Loan, Maturing June 30, 2009                    15,510,842
              Universal City Development Partners, L.P.
   8,868,101  Term Loan, Maturing June 30, 2007                     8,929,069
              Vivendi Universal Entertainment LLP
  10,250,000  Term Loan, Maturing June 30, 2008                    10,334,563
-----------------------------------------------------------------------------
                                                               $   67,683,245
-----------------------------------------------------------------------------

Environmental Services -- 0.9%
-----------------------------------------------------------------------------
              Allied Waste Industries, Inc.
$  3,207,143  Term Loan, Maturing January 15, 2010             $    3,233,868
  19,002,321  Term Loan, Maturing January 15, 2010                 19,129,789
              Casella Waste Systems, Inc.
   5,900,000  Term Loan, Maturing January 24, 2010                  5,953,100
              Waste Connections
   1,000,000  Term Loan, Maturing October 22, 2010                  1,012,813
-----------------------------------------------------------------------------
                                                               $   29,329,570
-----------------------------------------------------------------------------

Food, Beverages and Tobacco -- 2.8%
-----------------------------------------------------------------------------
              American Seafood Holdings, Inc.
$  1,362,380  Term Loan, Maturing September 30, 2007           $    1,357,272
   4,994,323  Term Loan, Maturing March 31, 2009                    5,019,295
              Aurora Foods, Inc.
   2,385,714  Revolving Loan, Maturing September 30, 2005           2,437,902
   3,405,881  Term Loan, Maturing September 30, 2006                3,472,936
   3,160,520  Term Loan, Maturing September 30, 2006                3,227,681
   2,576,912  Term Loan, Maturing March 31, 2007                    2,626,036
              Dean Foods Co.
  12,147,161  Term Loan, Maturing July 15, 2008                    12,255,344
              Del Monte Corp.
   8,764,503  Term Loan, Maturing December 20, 2010                 8,873,148
              Dr. Pepper/Seven Up Bottling Group, Inc.
   2,170,594  Term Loan, Maturing October 7, 2007                   2,183,483
              DS Waters Enterprises, L.P.
   2,500,000  Term Loan, Maturing November 7, 2009                  2,536,458
              Eagle Family Foods, Inc.
   5,085,059  Term Loan, Maturing December 31, 2005                 4,898,605
              Interstate Brands Corp.
   4,765,625  Term Loan, Maturing July 19, 2006                     4,765,625
  11,485,625  Term Loan, Maturing July 19, 2007                    11,533,003
   5,917,575  Term Loan, Maturing July 19, 2007                     5,929,594
              Merisant Co.
   5,460,000  Term Loan, Maturing January 31, 2010                  5,514,600
              Nutra Sweet
   1,980,089  Term Loan, Maturing June 30, 2007                     1,985,039
   3,276,000  Term Loan, Maturing June 30, 2008                     3,230,955
              Reddy Ice Group, Inc.
   1,000,000  Term Loan, Maturing July 31, 2009                     1,011,042
              Seminis Vegetable Seeds, Inc.
   1,000,000  Term Loan, Maturing September 30, 2009                1,012,917
              Southern Wine & Spirits of America, Inc.
  12,343,750  Term Loan, Maturing June 28, 2008                    12,456,905
-----------------------------------------------------------------------------
                                                               $   96,327,840
-----------------------------------------------------------------------------

Funeral Service -- 0.4%
-----------------------------------------------------------------------------
            Alderwoods Group
$  720,062  Term Loan, Maturing September 28, 2008             $      730,639
            Cornerstone Family Services, Inc.
 8,288,307  Term Loan, Maturing March 31, 2007                      7,096,863
            Prime Succession, Inc.
14,242,032  Term Loan, Maturing March 31, 2004(2)(3)                6,408,914
-----------------------------------------------------------------------------
                                                               $   14,236,416
-----------------------------------------------------------------------------

Health Care - Equipment and Supplies -- 1.1%
-----------------------------------------------------------------------------
              Circon Corp.
$  2,463,168  Term Loan, Maturing October 31, 2006(3)          $    2,311,851
              Conmed Corp.
   4,466,306  Term Loan, Maturing December 31, 2007                 4,519,344
              Fisher Scientific International, LLC
   1,694,922  Term Loan, Maturing March 31, 2010                    1,707,210
   4,818,421  Term Loan, Maturing March 31, 2010                    4,853,354
              Kinetic Concepts, Inc.
   6,533,625  Term Loan, Maturing October 3, 2009                   6,601,006
              Leiner Health Products Inc.
   7,364,220  Term Loan, Maturing March 31, 2004                    7,327,399
              Quintiles Transnational Corp.
   6,950,000  Term Loan, Maturing September 25, 2009                7,028,188
              Sybron Dental Management
   1,853,046  Term Loan, Maturing June 6, 2009                      1,863,933
-----------------------------------------------------------------------------
                                                               $   36,212,285
-----------------------------------------------------------------------------

Health Care - Providers and Services -- 5.0%
-----------------------------------------------------------------------------
              Alaris Medical Systems, Inc.
$  1,295,917  Term Loan, Maturing June 30, 2009                $    1,310,820
              Alliance Imaging, Inc.
   9,398,601  Term Loan, Maturing June 10, 2008                     9,322,238
              Amerisource Bergen Corp.
  11,600,000  Term Loan, Maturing March 31, 2005                   11,600,000
              Caremark RX, Inc.
   7,480,879  Term Loan, Maturing March 31, 2006                    7,522,959
              Community Health Systems, Inc.
   2,000,000  Term Loan, Maturing July 5, 2010                      2,016,876
  32,160,038  Term Loan, Maturing July 5, 2010                     32,465,558
              Concentra Operating Corp.
   8,877,750  Term Loan, Maturing June 30, 2009                     8,972,076
              Cross Country Healthcare, Inc.
   2,850,000  Term Loan, Maturing June 5, 2009                      2,885,625
              DaVita, Inc.
  14,959,596  Term Loan, Maturing March 31, 2009                   15,059,332
              Express Scripts, Inc.
   4,993,590  Term Loan, Maturing March 31, 2008                    5,037,728
              FHC Health Systems, Inc.
   4,242,322  Term Loan, Maturing April 30, 2005                    4,229,065
   5,454,414  Term Loan, Maturing April 30, 2006                    5,437,369
              Fresenius Medical Care Holdings, Inc.
  14,513,625  Term Loan, Maturing February 21, 2010                14,672,375
              Magellan Health Services, Inc.
   2,165,148  Term Loan, Maturing February 12, 2005                 2,162,441
   2,165,148  Term Loan, Maturing February 12, 2006                 2,157,932
              Medco Health Solutions, Inc.
  13,750,000  Term Loan, Maturing June 30, 2010                    13,911,136
              Mediq/PRN Life Support Services, Inc.
  13,083,175  Term Loan, Maturing May 29, 2006                     13,017,759
              Team Health
   4,758,030  Term Loan, Maturing October 31, 2007                  4,682,201
   3,807,593  Term Loan, Maturing October 31, 2008                  3,790,934
              Triad Hospitals Holdings, Inc.
   7,392,236  Term Loan, Maturing March 31, 2008                    7,455,380
-----------------------------------------------------------------------------
                                                               $  167,709,804
-----------------------------------------------------------------------------

Hotels -- 0.6%
-----------------------------------------------------------------------------
              Extended Stay America
$ 15,154,061  Term Loan, Maturing December 31, 2007            $   15,316,967
              Vail Resorts, Inc.
   1,990,000  Term Loan, Maturing December 10, 2008                 2,011,558
              Wyndham International, Inc.
   1,851,786  Revolving Loan, Maturing June 30, 2004                1,752,637
-----------------------------------------------------------------------------
                                                               $   19,081,162
-----------------------------------------------------------------------------

Household Furnishing and Appliances -- 0.9%
-----------------------------------------------------------------------------
              Sealy Mattress Co.
$  4,353,513  Term Loan, Maturing December 15, 2004            $    4,360,044
   6,344,758  Term Loan, Maturing December 15, 2005                 6,354,275
   8,288,581  Term Loan, Maturing December 15, 2006                 8,301,013
              Simmons Co.
   1,596,880  Term Loan, Maturing October 30, 2005                  1,601,870
   4,217,840  Term Loan, Maturing October 30, 2006                  4,233,657
              Tempur-Pedic, Inc.
   1,995,000  Term Loan, Maturing June 30, 2009                     2,006,222
              The Boyds Collection, Ltd.
   4,079,320  Term Loan, Maturing April 21, 2005                    3,997,734
-----------------------------------------------------------------------------
                                                               $   30,854,815
-----------------------------------------------------------------------------

Household Products -- 1.2%
-----------------------------------------------------------------------------
              Central Garden & Pet Co.
$  2,493,750  Term Loan, Maturing May 19, 2009                 $    2,510,895
              Church & Dwight Co., Inc.
   3,663,682  Term Loan, Maturing September 30, 2007                3,710,852
              Rayovac Corp.
  10,098,734  Term Loan, Maturing September 30, 2009               10,138,705
              The Scotts Co.
  10,750,000  Term Loan, Maturing September 30, 2010               10,885,332
              United Industries Corp.
   9,570,875  Term Loan, Maturing January 20, 2006                  9,642,656
              Werner Holding Co.
   3,550,000  Term Loan, Maturing June 11, 2009                     3,242,332
-----------------------------------------------------------------------------
                                                               $   40,130,772
-----------------------------------------------------------------------------

Insurance -- 0.6%
-----------------------------------------------------------------------------
              Hilb, Rogal & Hobbs Co.
$  6,171,875  Term Loan, Maturing June 30, 2007                $    6,237,451
              Infinity Property and Casualty Corp.
   9,467,281  Term Loan, Maturing June 30, 2010                     9,550,120
              U.S.I. Holdings Corp.
   2,992,500  Term Loan, Maturing August 11, 2008                   3,014,944
-----------------------------------------------------------------------------
                                                               $   18,802,515
-----------------------------------------------------------------------------

Leisure -- 0.7%
-----------------------------------------------------------------------------
              New England Sports Ventures, LLC
$ 23,400,000  Term Loan, Maturing February 28, 2005            $   23,400,000
-----------------------------------------------------------------------------
                                                               $   23,400,000
-----------------------------------------------------------------------------

Leisure, Equipment and Products -- 0.3%
-----------------------------------------------------------------------------
              Bell Sports, Inc.
$ 12,421,022  Term Loan, Maturing March 30, 2007(3)            $   11,178,919
-----------------------------------------------------------------------------
                                                               $   11,178,919
-----------------------------------------------------------------------------

Machinery -- 1.0%
-----------------------------------------------------------------------------
              Colfax Corp.
$  3,473,625  Term Loan, Maturing May 30, 2009                 $    3,490,993
              Flowserve Corp.
   4,281,673  Term Loan, Maturing June 30, 2007                     4,299,070
  13,856,380  Term Loan, Maturing June 30, 2009                    13,968,963
              Rexnord Corp.
   5,542,937  Term Loan, Maturing November 30, 2009                 5,581,909
              The Manitowoc Co.
   3,396,629  Term Loan, Maturing June 30, 2007                     3,419,980
              Thermadyne Holdings Corp.
   3,754,742  Term Loan, Maturing March 31, 2008                    3,715,317
-----------------------------------------------------------------------------
                                                               $   34,476,232
-----------------------------------------------------------------------------

Manufacturing -- 5.6%
-----------------------------------------------------------------------------
              Advanced Glassfiber Yarns, LLC
$ 14,054,014  Term Loan, Maturing September 30, 2005(2)        $    8,783,758
              AMSCAN Holdings, Inc.
   1,994,987  Term Loan, Maturing June 15, 2007                     2,006,624
              Amsted Industries, Inc.
   9,975,000  Term Loan, Maturing October 15, 2010                 10,041,503
              Chart Industries, Inc.
   8,690,183  Term Loan, Maturing September 15, 2009                8,646,732
              Citation Corp.
  12,799,173  Term Loan, Maturing December 1, 2007                 10,415,327
              Dresser, Inc.
   3,273,158  Term Loan, Maturing March 31, 2007                    3,311,440
              Gentek, Inc.
   5,452,871  Term Loan, Maturing November 12, 2008                 5,448,329
              Ingram Industries, Inc.
   7,226,897  Term Loan, Maturing June 30, 2008                     7,281,099
              Joan Fabrics Corp.
   1,840,415  Term Loan, Maturing June 30, 2005                     1,794,404
   1,306,492  Term Loan, Maturing June 30, 2006                     1,273,829
              JohnsonDiversey, Inc.
   3,243,150  Term Loan, Maturing November 30, 2008                 3,255,818
   7,297,122  Term Loan, Maturing November 30, 2009                 7,371,611
              Motor Coach Industries
  11,107,990  Term Loan, Maturing June 15, 2006                     8,997,472
              Mueller Group, Inc.
  11,603,125  Term Loan, Maturing May 31, 2008                     11,646,637
              National Waterworks, Inc.
   4,948,980  Term Loan, Maturing November 22, 2009                 4,992,283
              Panolam Industries, Inc.
  10,993,448  Term Loan, Maturing December 31, 2006                10,993,448
              Polypore, Inc.
   2,776,930  Term Loan, Maturing December 31, 2006                 2,804,699
  12,312,500  Term Loan, Maturing December 31, 2007                12,430,491
              SPX Corp.
  30,911,667  Term Loan, Maturing September 30, 2009               31,236,239
              Synthetic Industries, Inc.
  13,706,651  Term Loan, Maturing December 30, 2007                11,993,319
              Trimas Corp.
  15,508,778  Term Loan, Maturing December 31, 2009                15,559,833
              Walter Industries, Inc.
   8,308,371  Term Loan, Maturing April 17, 2010                    8,355,106
-----------------------------------------------------------------------------
                                                               $  188,640,001
-----------------------------------------------------------------------------

Metals and Mining -- 0.9%
-----------------------------------------------------------------------------
              Compass Minerals Group, Inc.
$    668,305  Term Loan, Maturing November 28, 2009            $      674,222
              Handy & Harman
  15,373,445  Term Loan, Maturing December 31, 2006                15,373,445
              Stillwater Mining Co.
  13,355,917  Term Loan, Maturing June 30, 2007                    13,355,917
-----------------------------------------------------------------------------
                                                               $   29,403,584
-----------------------------------------------------------------------------

Miscellaneous -- 0.4%
-----------------------------------------------------------------------------
              Laidlaw International, Inc.
$  9,800,000  Term Loan, Maturing June 19, 2009                $    9,884,221
              Weight Watchers International, Inc.
   1,838,749  Term Loan, Maturing December 31, 2007                 1,853,919
     236,051  Term Loan, Maturing December 31, 2007                   238,043
-----------------------------------------------------------------------------
                                                               $   11,976,183
-----------------------------------------------------------------------------

Office Equipment and Supplies -- 0.6%
-----------------------------------------------------------------------------
              General Binding Corp.
$  7,000,000  Term Loan, Maturing January 15, 2008             $    7,000,000
              Identity Group, Inc.
   6,335,000  Term Loan, Maturing April 30, 2007(3)                 4,130,420
              Iron Mountain, Inc.
   8,609,043  Term Loan, Maturing February 15, 2008                 8,694,367
              Xerox Corp.
   2,000,000  Term Loan, Maturing September 30, 2008                2,014,688
-----------------------------------------------------------------------------
                                                               $   21,839,475
-----------------------------------------------------------------------------

Oil and Gas -- 1.6%
-----------------------------------------------------------------------------
              Citgo Petroleum Co.
$  5,250,000  Term Loan, Maturing February 27, 2006            $    5,460,000
              Columbia Natural Resources, LLC
   5,490,000  Revolving Loan, Maturing August 28, 2008              5,476,275
              Cumberland Farms, Inc.
   2,485,207  Term Loan, Maturing September 8, 2008                 2,485,207
   9,940,830  Term Loan, Maturing September 8, 2008                 9,990,534
              Sprague Energy Corp.
   9,352,459  Revolving Loan, Maturing August 10, 2007              9,329,078
              The Premcor Refining Group, Inc.
   8,900,000  Term Loan, Maturing February 11, 2006                 8,997,348
              WEG Acquisition, L.P.
   4,832,564  Term Loan, Maturing June 17, 2008                     4,886,930
              Williams Production RMT Co.
   6,533,625  Term Loan, Maturing May 30, 2007                      6,623,462
-----------------------------------------------------------------------------
                                                               $   53,248,834
-----------------------------------------------------------------------------

Paper and Forest Products -- 0.4%
-----------------------------------------------------------------------------
              Alabama River & Newsprint
$ 11,278,479  Term Loan, Maturing June 30, 2004                $   10,996,517
              Buckeye Technologies, Inc.
   3,500,000  Term Loan, Maturing April 15, 2010                    3,532,813
-----------------------------------------------------------------------------
                                                               $   14,529,330
-----------------------------------------------------------------------------

Personal Products -- 1.0%
-----------------------------------------------------------------------------
              Armkel, LLC
$  1,135,592  Term Loan, Maturing March 31, 2009               $    1,146,238
              Mary Kay Cosmetics, Inc.
   7,301,291  Term Loan, Maturing September 30, 2007                7,353,006
              Playtex Products, Inc.
  25,139,526  Term Loan, Maturing May 31, 2009                     25,134,297
-----------------------------------------------------------------------------
                                                                   33,633,541
-----------------------------------------------------------------------------

Publishing and Printing -- 4.9%
-----------------------------------------------------------------------------
              American Media Operations, Inc.
$    356,446  Term Loan, Maturing April 1, 2006                $      356,000
  18,076,298  Term Loan, Maturing April 1, 2008                    18,254,802
              CBD Media, LLC
   1,982,500  Term Loan, Maturing December 31, 2009                 2,005,630
              Dex Media East, LLC
   4,236,087  Term Loan, Maturing November 8, 2008                  4,262,562
     298,643  Term Loan, Maturing May 8, 2009                         301,536
              Dex Media West, LLC
   8,458,647  Term Loan, Maturing September 9, 2009                 8,523,846
  16,912,650  Term Loan, Maturing March 9, 2010                    17,099,399
              Hollinger International Publishing, Inc.
   1,963,500  Term Loan, Maturing September 30, 2009                1,993,567
              Journal Register Co.
  25,716,546  Term Loan, Maturing September 30, 2006               25,604,036
              Liberty Group Operating, Inc.
   8,561,713  Term Loan, Maturing April 30, 2007                    8,636,628
              Merrill Corp.
     578,839  Term Loan, Maturing November 15, 2006                   578,839
   9,687,069  Term Loan, Maturing November 15, 2007                 9,687,069
              Moore Holdings U.S.A., Inc.
  12,369,000  Term Loan, Maturing March 15, 2010                   12,416,670
              Morris Publishing Group, LLC
  10,000,000  Term Loan, Maturing March 31, 2011                   10,093,750
              R.H. Donnelley, Inc.
   4,458,750  Term Loan, Maturing June 30, 2010                     4,519,750
              Sun Media Corp.
   3,926,641  Term Loan, Maturing February 7, 2009                  3,943,820
              The McClatchy Co.
   3,928,009  Term Loan, Maturing September 10, 2005                3,908,369
   9,266,130  Term Loan, Maturing September 10, 2007                9,311,015
              The Reader's Digest Association, Inc.
   6,434,704  Term Loan, Maturing May 20, 2008                      6,451,364
              Transwestern Publishing Co., LLC
   8,864,923  Term Loan, Maturing June 27, 2008                     8,932,793
              Yell Group, PLC
  10,000,000  Term Loan, Maturing July 8, 2008                      9,978,130
-----------------------------------------------------------------------------
                                                               $  166,859,575
-----------------------------------------------------------------------------

Real Estate -- 5.6%
-----------------------------------------------------------------------------
              AGBRI Octagon
$ 12,619,772  Term Loan, Maturing May 31, 2004                 $   12,525,124
              AIMCO Properties, L.P.
   2,535,364  Term Loan, Maturing February 28, 2004                 2,554,379
  20,400,000  Term Loan, Maturing May 30, 2008                     20,616,750
              American Skiing Co. Resort Properties, Inc.
   6,480,000  Term Loan, Maturing June 30, 2004(2)(3)               5,896,800
              AP-Knight, L.P.
   7,723,841  Term Loan, Maturing December 31, 2004                 7,714,186
              Concordia Properties, LLC
   6,500,000  Term Loan, Maturing January 31, 2006                  6,504,063
              Crescent Real Estate Equities, L.P.
  19,750,000  Term Loan, Maturing May 31, 2005                     19,712,969
              Fairfield Resorts, Inc.
   3,348,000  Revolving Loan, Maturing March 21, 2006               3,331,260
  10,230,000  Term Loan, Maturing March 21, 2006                   10,178,850
              Istar Financial, Inc.
   5,000,000  Term Loan, Maturing July 24, 2006                     4,987,500
              iStar Walden
   1,000,000  Term Loan, Maturing June 30, 2004                     1,002,500
              Lennar Corp.
     594,980  Term Loan, Maturing May 2, 2007                         596,988
              Macerich Partnership, L.P.
   8,265,600  Term Loan, Maturing July 15, 2005                     8,306,928
              OLY Hightop Parent
  27,260,619  Term Loan, Maturing March 31, 2006                   27,328,771
              Shelbourne Properties, L.P.
   1,801,275  Term Loan, Maturing February 19, 2006                 1,799,023
              The Woodlands Commercial Properties Co., L.P.
   7,742,501  Term Loan, Maturing November 26, 2005                 7,790,891
              Tower Financing I, LLC
   7,450,000  Term Loan, Maturing July 9, 2008                      7,459,313
              Trizec Properties, Inc.
  29,000,000  Term Loan, Maturing May 29, 2005                     28,927,500
              Wilmorite Holdings, L.P.
  13,303,500  Term Loan, Maturing March 31, 2006                   13,370,018
-----------------------------------------------------------------------------
                                                               $  190,603,813
-----------------------------------------------------------------------------

Restaurants -- 0.5%
-----------------------------------------------------------------------------
              AFC Enterprises, Inc.
$  2,389,800  Term Loan, Maturing May 23, 2009                 $    2,395,177
              Buffets, Inc.
   7,078,930  Term Loan, Maturing June 30, 2009                     7,105,476
              CKE Restaurants, Inc.
   1,000,000  Term Loan, Maturing April 1, 2008                     1,015,000
              Jack in the Box, Inc.
   6,257,725  Term Loan, Maturing July 22, 2007                     6,304,658
-----------------------------------------------------------------------------
                                                               $   16,820,311
-----------------------------------------------------------------------------

Retail - Food and Drug -- 3.6%
-----------------------------------------------------------------------------
              Domino's, Inc.
$ 18,698,150  Term Loan, Maturing June 25, 2010                $   18,850,073
              Fleming Companies, Inc.
   6,001,269  Revolving Loan, Maturing June 18, 2008                5,966,263
  13,170,645  Term Loan, Maturing June 18, 2008                    13,077,358
              Giant Eagle, Inc.
  17,037,042  Term Loan, Maturing August 6, 2009                   17,136,419
              Rite Aid Corp.
  34,750,000  Term Loan, Maturing April 30, 2008                   35,296,583
              Roundy's, Inc.
  21,971,875  Term Loan, Maturing June 6, 2009                     22,081,734
              The Pantry, Inc.
   9,547,036  Term Loan, Maturing March 31, 2007                    9,666,374
-----------------------------------------------------------------------------
                                                               $  122,074,804
-----------------------------------------------------------------------------

Retail - Multiline -- 0.6%
-----------------------------------------------------------------------------
              Kmart Corp.
$ 15,000,000  Term Loan, Maturing May 6, 2006                  $   15,093,750
              Rent-A-Center, Inc.
   4,987,500  Term Loan, Maturing May 28, 2009                      5,039,714
-----------------------------------------------------------------------------
                                                               $   20,133,464
-----------------------------------------------------------------------------

Retail - Specialty -- 2.0%
-----------------------------------------------------------------------------
             Advance Stores Co., Inc.
$   370,871  Term Loan, Maturing November 30, 2006             $      373,652
  8,190,376  Term Loan, Maturing November 30, 2007                  8,254,367
  4,218,773  Term Loan, Maturing November 30, 2007                  4,266,234
             Charming Shoppes, Inc.
     96,836  Revolving Loan, Maturing August 31, 2004(3)               96,836
             CSK Auto, Inc.
  9,500,000  Term Loan, Maturing June 20, 2009                      9,592,036
             Jo-Ann Stores, Inc.
  9,000,000  Term Loan, Maturing April 30, 2005                     8,955,000
             Mall of America Kay-Bee Toy, Inc.
 14,473,690  Revolving Loan, Maturing December 7, 2005             14,401,322
             Oriental Trading Co.
  6,418,750  Term Loan, Maturing August 4, 2010                     6,478,926
             Petro Stopping Centers, L.P.
  4,670,448  Term Loan, Maturing July 31, 2006                      4,600,391
             Travelcenters of America, Inc.
 10,434,753  Term Loan, Maturing November 30, 2008                 10,509,758
-----------------------------------------------------------------------------
                                                               $   67,528,522
-----------------------------------------------------------------------------

Road and Rail -- 0.4%
-----------------------------------------------------------------------------
              Kansas City Southern Industries, Inc.
$  3,424,137  Term Loan, Maturing June 12, 2008                $    3,441,258
              RailAmerica, Inc.
   1,246,667  Term Loan, Maturing May 31, 2009                      1,258,666
   1,742,400  Term Loan, Maturing May 31, 2009                      1,759,171
   7,695,600  Term Loan, Maturing May 31, 2009                      7,769,670
-----------------------------------------------------------------------------
                                                               $   14,228,765
-----------------------------------------------------------------------------

Semiconductor Equipment and Products -- 0.2%
-----------------------------------------------------------------------------
              AMI Semiconductor
$  1,500,000  Term Loan, Maturing September 30, 2008           $    1,515,938
              Fairchild Semiconductor Corp.
   4,688,250  Term Loan, Maturing June 19, 2008                     4,727,317
-----------------------------------------------------------------------------
                                                               $    6,243,255
-----------------------------------------------------------------------------

Telecommunications - Wireless -- 1.6%
-----------------------------------------------------------------------------
              American Tower, L.P.
$    933,958  Term Loan, Maturing December 31, 2006            $      935,125
   2,277,079  Term Loan, Maturing December 31, 2007                 2,291,698
              Centennial Cellular Corp.
     390,555  Term Loan, Maturing November 30, 2006                   391,183
     596,633  Term Loan, Maturing November 30, 2007                   597,591
              Cricket Communications, Inc.
   3,200,000  Term Loan, Maturing June 30, 2007(2)                  2,000,000
              Crown Castle Operating Co.
  11,350,000  Term Loan, Maturing September 15, 2007               11,476,269
              Dobson Cellular Systems, Inc.
   5,150,000  Term Loan, Maturing March 31, 2010                    5,222,193
              Nextel Communications, Inc.
  15,966,825  Term Loan, Maturing March 31, 2009                   16,034,684
              Spectrasite Communications, Inc.
   1,541,244  Term Loan, Maturing December 31, 2007                 1,562,050
              Western Wireless
   9,738,333  Term Loan, Maturing September 30, 2007                9,621,171
   3,607,817  Term Loan, Maturing September 30, 2008                3,611,951
              Winstar Communications, Inc.
   5,535,460  DIP Loan, Maturing March 31, 2004(2)(3)                 407,410
-----------------------------------------------------------------------------
                                                               $   54,151,325
-----------------------------------------------------------------------------

Telecommunications - Wireline -- 1.6%
-----------------------------------------------------------------------------
              Broadwing, Inc.
$    174,208  Revolving Loan, Maturing December 31, 2005       $      172,030
              Cincinnati Bell, Inc.
  14,000,000  Term Loan, Maturing June 30, 2008                    14,159,684
              Fairpoint Communications, Inc.
  23,919,325  Term Loan, Maturing March 31, 2007                   24,038,922
              Qwest, Corp.
  15,750,000  Term Loan, Maturing June 4, 2007                     16,234,313
----------------------------------------------------------------------------
                                                               $   54,604,949
----------------------------------------------------------------------------

Textiles and Apparel -- 0.3%
-----------------------------------------------------------------------------
              St. John Knits International, Inc.
$  1,097,550  Term Loan, Maturing July 31, 2007                $    1,100,809
   4,450,861  Term Loan, Maturing July 31, 2007                     4,464,770
              Walls Industries, Inc.
   3,355,869  Term Loan, Maturing February 28, 2005(3)              2,349,108
   4,993,291  Term Loan, Maturing February 28, 2006(3)              3,495,304
-----------------------------------------------------------------------------
                                                               $   11,409,991
-----------------------------------------------------------------------------

Theaters -- 0.7%
-----------------------------------------------------------------------------
              Cinemark USA, Inc.
$  6,483,750  Term Loan, Maturing March 31, 2009               $    6,563,448
              Hollywood Theater Holdings, Inc.
   7,660,624  Term Loan, Maturing March 31, 2006(3)                 7,181,835
              Loews Cineplex Entertainment Corp.
   4,397,727  Term Loan, Maturing September 30, 2006                4,397,727
   1,460,198  Term Loan, Maturing September 30, 2006                1,466,890
              Regal Cinemas, Inc.
   2,961,290  Term Loan, Maturing June 30, 2009                     2,995,840
-----------------------------------------------------------------------------
                                                               $   22,605,740
-----------------------------------------------------------------------------

Utility -- 1.3%
-----------------------------------------------------------------------------
              CenterPoint Energy, Inc.
$ 28,000,000  Term Loan, Maturing October 7, 2006              $   28,297,500
              Michigan Electric Transmission Co., LLC
   2,221,875  Term Loan, Maturing June 30, 2007                     2,233,447
              Pacific Energy Group, LLC
  13,700,000  Term Loan, Maturing July 26, 2009                    13,815,601
-----------------------------------------------------------------------------
                                                               $   44,346,548
-----------------------------------------------------------------------------
Total Senior, Floating Rate Interests
  (identified cost $2,951,053,026)                             $2,904,192,269
-----------------------------------------------------------------------------
Corporate Bonds and Notes -- 0.3%

Principal
Amount
(000's omitted)      Security                                     Value
-----------------------------------------------------------------------------

Auto Components -- 0.1%
-----------------------------------------------------------------------------
              Key Plastics, Jr. Secured Sub. Note
$        628  4.009%, 4/26/07(2)(3)                            $      628,239
              Key Plastics, Sr. Secured Sub. Note
       1,691  7.009%, 4/26/07(2)(3)                                 1,691,135
-----------------------------------------------------------------------------
                                                               $    2,319,374
-----------------------------------------------------------------------------

Business Services -- 0.2%
-----------------------------------------------------------------------------
              Advanstar Communications, Sr. Secured Sub.
$      5,486  Notes 8.63%, 8/15/08                             $    5,719,416
-----------------------------------------------------------------------------
                                                               $    5,719,416
-----------------------------------------------------------------------------
Total Corporate Bonds and Notes
  (identified cost $7,829,297)                                 $    8,038,790
-----------------------------------------------------------------------------

Common Stocks, Preferred Stocks
and Warrants -- 0.7%

Shares/Rights Security                                                 Value
-----------------------------------------------------------------------------
     505,552  Carlyle Key Partners III, L.P.(2)(3)             $      505,552
     366,368  Chart Industries, Inc. Common Stock(2)(3)             5,198,762
      33,278  Environmental Systems Products Holdings
              Common Stock(2)(3)                                            0
       6,213  Environmental Systems Products Holdings
              Preferred (Series A)(2)                               4,814,756
     204,854  Gentek, Inc. Common Stock(2)                          7,579,598
         369  Gentek, Inc. Stock Warrant Class A(2)(3)                      0
         195  Gentek, Inc. Stock Warrant Class B(2)(3)                      0
          95  Gentek, Inc. Stock Warrant Class C(2)(3)                      0
     133,410  Hayes Lemmerz International Common Stock(2)           2,147,901
         445  Hayes Lemmerz International Preferred
              Stock(2)(3)                                              31,528
         124  Identity Now Holdings Common Stock(2)(3)                      0
         126  KAC Mezzanine Holdings Co. Warrants
              Class A(2)(3)                                                 0
         115  KAC Mezzanine Holdings Co. Warrants
              Class B(2)(3)                                                 0
         217  Key Plastics LLC Preferred Stock
              (Series A)(2)(3)                                        217,432
          52  Knowledge Universe Inc. Common Stock(2)(3)               52,000
         331  Leiner Health Products, Inc. Preferred
              Stock(2)(3)                                                   0
      32,910  MEDIQ Incorporated Preferred Stock
              (Series A)(2)(3)                                              0
      34,364  Professional Services Industries Holdings,
              Inc.(2)(3)                                                    0
      12,592  RoTech Medical Corp. Common Stock(2)                    275,135
     297,015  Safelite Glass Corporation Common Stock(2)(3)         1,559,329
      20,048  Safelite Realty Corporation Common Stock(2)(3)                0
     262,175  Thermadyne Holdings Corp. Common Stock(2)             3,146,100
-----------------------------------------------------------------------------
Total Common Stocks, Preferred Stocks
  and Warrants (identified cost, $16,251,957)                  $   25,528,093
-----------------------------------------------------------------------------

Commercial Paper -- 9.9%

Principal
Amount
(000's omitted)      Security                                    Value
-----------------------------------------------------------------------------
              Barton Capital Corp.
$     41,143  0.00%, 1/5/04                                    $   41,099,800
              Cafco, LLC
      22,900  1.05%, 12/9/03                                       22,894,657
      23,950  1.09%, 1/15/04                                       23,917,368
              Ciesco L.P.
      29,142  1.05%, 12/12/03                                      29,132,650
              CRC Funding, LLC
      50,000  1.05%, 12/8/03                                       49,989,792
              CXC, LLC
      29,000  1.04%, 12/12/03                                      28,990,785
      15,000  1.05%, 12/18/03                                      14,992,563
              General Electric Capital Corp.
      50,000  1.04%, 12/3/03                                       49,997,111
              Old Line Funding Corp.
      42,984  1.04%, 12/10/03                                      42,972,824
              Transamerica Finance Corp.
      29,650  1.05%, 12/12/03                                      29,640,486
-----------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost $333,628,036)                                $  333,628,036
-----------------------------------------------------------------------------

Short-Term Investments -- 2.4%

Principal
Amount
(000's omitted)      Security                                     Value
-----------------------------------------------------------------------------
              Investors Bank & Trust Company Time Deposit
$ 82,777,000  1.07%, 12/1/03                                    $  82,777,000
-----------------------------------------------------------------------------
Total Short-Term Investments
  (at amortized cost, $82,777,000)                              $  82,777,000
-----------------------------------------------------------------------------
Total Investments -- 99.1%
  (identified cost $3,391,539,316)                             $3,354,164,188
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                         $   30,140,620
-----------------------------------------------------------------------------
Net Assets -- 100%                                             $3,384,304,808
-----------------------------------------------------------------------------
Note - At November 30, 2003, the Portfolio had unfunded commitments amounting to $76,849,321 under various credit agreements.
(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately three years.
(2) Non-income producing security.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2003

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
(Expressed in United States Dollars)

As of November 30, 2003

Assets
---------------------------------------------------------------------------
Investments, at value
  (identified cost, $3,391,539,316)                          $3,354,164,188
Cash                                                             18,159,464
Receivable for investments sold                                      83,762
Interest receivable                                              12,759,109
Prepaid expenses                                                    587,499
---------------------------------------------------------------------------
Total assets                                                 $3,385,754,022
---------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------
Payable for investments purchased                            $    1,246,715
Payable to affiliate for Trustees' fees                                 625
Accrued expenses                                                    201,874
---------------------------------------------------------------------------
Total liabilities                                            $    1,449,214
---------------------------------------------------------------------------
Net assets applicable to investors' interest in Portfolio    $3,384,304,808
---------------------------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals      $3,421,679,936
Net unrealized depreciation (computed on the basis
   of identified cost)                                          (37,375,128)
---------------------------------------------------------------------------
Total                                                        $3,384,304,808
---------------------------------------------------------------------------

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2003

FINANCIAL STATEMENTS

Statements of Operations
(Expressed in United States Dollars)

For the year ended
November 30, 2003

Investment Income
----------------------------------------------------------------------------
Interest                                                       $ 170,939,623
----------------------------------------------------------------------------
Total investment income                                        $ 170,939,623
----------------------------------------------------------------------------
Expenses
----------------------------------------------------------------------------
Investment adviser fee                                         $  16,227,885
Trustees' fees and expenses                                           26,992
Custodian fee                                                        949,742
Legal and accounting services                                        780,209
Interest expense                                                     423,399
Miscellaneous                                                        311,305
----------------------------------------------------------------------------
Total expenses                                                 $  18,719,532
----------------------------------------------------------------------------
Net investment income                                          $ 152,220,091
----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)              $(160,763,753)
----------------------------------------------------------------------------
Net realized loss                                              $(160,763,753)
----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                          $ 298,517,125
----------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                                               $ 298,517,125
----------------------------------------------------------------------------
Net realized and unrealized gain                               $ 137,753,372
----------------------------------------------------------------------------
Net increase in net assets from operations                     $ 289,973,463
----------------------------------------------------------------------------

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets
(Expressed in United States Dollars)

                                   Year Ended             Period Ended            Year Ended
Increase (Decrease) in Net Assets  November 30, 2003      November 30, 2002(1)    December 31, 2001
---------------------------------------------------------------------------------------------------
From operations --
  Net investment income            $   152,220,091           $   220,464,152        $   492,628,551
  Net realized loss                   (160,763,753)             (168,749,487)          (249,556,701)
  Net change in unrealized
    appreciation
    (depreciation)                     298,517,125                  (938,985)             1,083,118
---------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                  $   289,973,463           $    50,775,680        $   244,154,968
---------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                    $   153,927,132           $   159,219,324        $   538,735,738
  Withdrawals                       (1,144,525,995)           (1,855,138,450)        (3,074,603,727)
---------------------------------------------------------------------------------------------------
Net decrease in net assets
  from capital transactions        $  (990,598,863)          $(1,695,919,126)       $(2,535,867,989)
---------------------------------------------------------------------------------------------------
Net decrease in net assets         $  (700,625,400)          $(1,645,143,446)       $(2,291,713,021)
---------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
At beginning of period             $ 4,084,930,208           $ 5,730,073,654        $ 8,021,786,675
---------------------------------------------------------------------------------------------------
At end of period                   $ 3,384,304,808           $ 4,084,930,208        $ 5,730,073,654
---------------------------------------------------------------------------------------------------
(1)  For the eleven months ended November 30, 2002.

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2003

FINANCIAL STATEMENTS

Supplementary Data
(Expressed in United States Dollars)

                                               Year Ended   Period Ended
                                              November 30,   November 30,          Year Ended December 31,
                                              ---------------------------------------------------------------------------
                                                   2003         2002(1)     2001          2000         1999          1998
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
-------------------------------------------------------------------------------------------------------------------------
Operating expenses                                0.50%        0.47%(2)     0.47%        0.44%        0.56%        0.93%
Interest expense                                  0.01%        0.01%(2)     0.01%        0.01%        0.01%        0.01%
Net investment income                             4.14%        4.77%(2)     7.04%        8.62%        7.32%        7.12%
Portfolio turnover                                  47%          42%          33%          47%          64%          56%
-------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                   8.19%        0.85%        3.35%        --           --           --
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $3,384,305   $4,084,930   $5,730,074   $8,021,787   $9,386,851   $6,430,334
-------------------------------------------------------------------------------------------------------------------------
(1)  For the eleven-month period ended November 30, 2002.
(2)  Annualized.
(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At November 30, 2003, the Eaton Vance Prime Rate Reserves, Eaton Vance Advisers Senior Floating-Rate Fund, EV Classic Senior Floating-Rate Fund, Eaton Vance Medallion Senior Floating-Rate Fund, and
  Eaton Vance Institutional Senior Floating-Rate Fund held approximate 54.4%, 1.4%, 41.3%, 2.1% and 0.7% interests in the Portfolio, respectively. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans). Certain senior loans are deemed to be liquid if reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment advisor, Boston Management and Research (BMR), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Non-Loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

  D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Advisory Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment advisory fee is paid to BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. Effective May 1, 1999, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year will not exceed, on an annual basis, 0.50% of average daily gross assets of the Portfolio up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended November 30, 2003, the effective annual rate, based on average daily gross assets, was 0.44% and amounted to $16,227,885. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Certain officers and Trustees of the Portfolio are officers of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2003, no significant amounts have been deferred.

  During the year ended November 30, 2003 the Portfolio engaged in purchase and sale transactions with other funds that also utilize BMR, or an affiliate of BMR, as investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $0 and $8,388,717, respectively.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended November 30, 2003 aggregated $1,488,209,699 and $2,327,021,224, respectively.

4 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices.
  Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of $423,399 for the year ended November 30, 2003, which is computed at the annual rate of 0.10% of the credit agreement. There were no significant borrowings under this agreement during the year ended November 30, 2003. As of November 30, 2003, the Portfolio had no borrowings outstanding.

5 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At November 30, 2003, there were no outstanding obligations under these financial instruments.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in the value of the investments owned at November 30, 2003, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $3,391,539,316
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                $   30,342,644
  Gross unrealized depreciation                                   (67,717,772)
  ---------------------------------------------------------------------------
  Net unrealized depreciation                                  $  (37,375,128)
  ---------------------------------------------------------------------------

7 Fiscal Year End Change
--------------------------------------------------------------------------------
  Effective October 21, 2002, the Portfolio changed its fiscal year-end to November 30, 2002.

Senior Debt Portfolio as of November 30, 2003

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of Senior Debt Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the Portfolio) as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 2003, the period from January 1, 2002 to November 30, 2002 and the year ended December 31, 2001, and the supplementary data for year ended November 30, 2003, the period from January 1, 2002 to November 30, 2002 and for each of the years in the four-year period ended December 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at November 30, 2003 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of November 30, 2003, the results of its operations, the changes in its net assets and its supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 21, 2004

Eaton Vance Advisers Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) and Senior Debt Portfolio (the
Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State
Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM"
refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors,
Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the
Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                                the Fund and     and Length of     Principal Occupation(s) During    Overseen By    Directorships
Name and Date of Birth          the Portfolio       Service       Past Five Years                     Trustee(1)         Held
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jessica M. Bibliowicz              Trustee        Since 1998      Chairman, President and Chief          193             None
11/28/59                                                          Executive Officer of National
                                                                  Financial Partners (financial
                                                                  services company) (since April
                                                                  1999). President and Chief
                                                                  Operating Officer of John A.
                                                                  Levin & Co. (registered
                                                                  investment adviser) (July 1997 to
                                                                  April 1999) and a Director of
                                                                  Baker, Fentress & Company which
                                                                  owns John A. Levin & Co. (July
                                                                  1997 to April 1999). Ms.
                                                                  Bibliowicz is an interested
                                                                  person because of her affiliation
                                                                  with a brokerage firm.

James B. Hawkes                    Trustee      Trustee of the    Chairman, President and Chief          195       Director of EVC
11/9/41                                        Fund since 1998;   Executive Officer of BMR, EVC,
                                               of the Portfolio   EVM and EV; Director of EV; Vice
                                                  since 1992      President and Director of EVD.
                                                                  Trustee and/or officer of 195
                                                                  registered investment companies
                                                                  in the Eaton Vance Fund Complex.
                                                                  Mr. Hawkes is an interested
                                                                  person because of his positions
                                                                  with BMR, EVM, EVC and EV, which
                                                                  are affiliates of the Fund and
                                                                  the Portfolio.

Eaton Vance Advisers Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                                the Fund and     and Length of     Principal Occupation(s) During    Overseen By    Directorships
Name and Date of Birth          the Portfolio       Service       Past Five Years                     Trustee(1)         Held
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(s)

Samuel L. Hayes, III               Trustee      Trustee of the    Jacob H. Schiff Professor of           195         Director of
2/23/35                                        Fund since 1998;   Investment Banking Emeritus,                      Tiffany & Co.
                                               of the Portfolio   Harvard University Graduate                         (specialty
                                                  since 1994      School of Business                                retailer) and
                                                                  Administration.                                    Telect, Inc.
                                                                                                                   (telecommunicati
                                                                                                                     on services
                                                                                                                       company)

William H. Park                    Trustee        Since 2003      President and Chief Executive          192             None
9/19/47                                                           Officer, Prizm Capital
                                                                  Management, LLC (investment
                                                                  management firm) (since 2002).
                                                                  Executive Vice President and
                                                                  Chief Financial Officer, United
                                                                  Asset Management Corporation (a
                                                                  holding company owning
                                                                  institutional investment
                                                                  management firms) (1982-2001).

Ronald A. Pearlman                 Trustee        Since 2003      Professor of Law, Georgetown           192             None
7/10/40                                                           University Law Center (since
                                                                  1999). Tax Partner Covington &
                                                                  Burling, Washington, DC
                                                                  (1991-2000).

Norton H. Reamer                   Trustee      Trustee of the    President and Chief Executive          195             None
9/21/35                                        Fund since 1998;   Officer of Asset Management
                                               of the Portfolio   Finance Corp. (a specialty
                                                  since 1994      finance company serving the
                                                                  investment management industry)
                                                                  (since October 2003). President,
                                                                  Unicorn Corporation (an
                                                                  investment and financial advisory
                                                                  services company) (since
                                                                  September 2000). Formerly,
                                                                  Chairman, Hellman, Jordan
                                                                  Management Co., Inc. (an
                                                                  investment management company)
                                                                  (2000-2003). Formerly, Advisory
                                                                  Director of Berkshire Capital
                                                                  Corporation (investment banking
                                                                  firm) (2002-2003). Formerly,
                                                                  Chairman of the Board, United
                                                                  Asset Management Corporation (a
                                                                  holding company owning
                                                                  institutional investment
                                                                  management firms) and Chairman,
                                                                  President and Director, UAM Funds
                                                                  (mutual funds) (1980-2000).

Lynn A. Stout                      Trustee        Since 1998      Professor of Law, University of        195             None
9/14/57                                                           California at Los Angeles School
                                                                  of Law (since July 2001).
                                                                  Formerly, Professor of Law,
                                                                  Georgetown University Law Center.

Eaton Vance Advisers Senior Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D


                              Position(s) with  Term of Office
                                the Fund and     and Length of     Principal Occupation(s) During
Name and Date of Birth          the Portfolio       Service       Past Five Years(1)
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Scott H. Page                     President      Since 2002(2)    Vice President of EVM and BMR. Officer of 13 registered
11/30/59                                                          investment companies managed by EVM or BMR.

Payson F. Swaffield            Vice President  Vice President of
8/13/56                                         the Fund since
                                                 1998; of the
                                                Portfolio since   Vice President of EVM and BMR. Officer of 13 registered
                                                     1996         investment companies managed by EVM or BMR.

Alan R. Dynner                    Secretary    Secretary of the
10/10/40                                       Fund since 1998;   Vice President, Secretary and Chief Legal Officer of BMR, EVM,
                                               of the Portfolio   EVD, EV and EVC. Officer of 195 registered investment companies
                                                  since 1997      managed by EVM or BMR.

Barbara E. Campbell               Treasurer      Since 2002(2)    Vice President of EVM and BMR. Officer of 195 registered
6/19/57                                                           investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Page served as Vice President of the Fund since 1998 and of the Portfolio since 1996 and Ms. Campbell served as Assistant Treasurer of the Fund since 1998 and of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                   INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

         ADMINISTRATOR OF EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------


166-1/04                                                               A-SFRSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant's Board has adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the registrant's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the registrant's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the registrant's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the registrant, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues and on matters regarding the state of organization of the company. On all other matters, the investment adviser will take management's proposals under advisement but will consider each matter in light of the guidelines set forth in the Policies. Except in the instance of routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders (on which the investment adviser will routinely vote with management), the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies guidelines when it believes the situation warrants such a deviation. The Policy includes voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the registrant's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the registrant by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the registrant will report any proxy received or expected to be received from a company included on that list to the investment adviser's general counsel or chief equity investment officer. The general counsel or chief equity investment officer will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policy or the investment adviser will seek instruction on how to vote from the Board.

Effective August 31, 2004, information on how the registrant voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)     Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)  Treasurer's Section 302 certification.
(a)(2)(ii) President's Section 302 certification.
(b)        Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE ADVISERS SENIOR FLOATING RATE FUND


By:      /s/ Scott H. Page
         ----------------------------
         Scott H. Page
         President

Date:    January 21, 2004
         ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Barbara E. Campbell
         ----------------------------
         Barbara E. Campbell
         Treasurer

Date:    January 21, 2004
         ----------------


By:      /s/ Scott H. Page
         ----------------------------
         Scott H. Page
         President

Date:    January 21, 2004
         ----------------